SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2009

Date of Report (Date of earliest event reported)

Duke Mountain Resources, Inc

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-140177

(Commission File Number)

98-0503336

(I.R.S. Employer Identification No.)

6805 Sundance Trail, Riverside, California 92506

(Address of principal executive offices)

(951) 907-9911

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm.

Effective October 12, 2009, the Registrant dismissed Peterson Sullivan LLP, which firm audited Registrant’s financial statements from inception May 3, 2006 to our last fiscal year ended December 31, 2008. The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

Peterson Sullivan LLP, issued its auditors’ report on the financial statements for the years ended December 31, 2008 and 2007 and for the period from May 3, 2006 (date of inception) to December 31, 2008. which included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty described above, the auditors’ report of Peterson Sullivan LLP on the financial statements of the Registrant for the years ended December 31, 2008 and 2007 and for the period from May 3, 2006 (date of inception) to December 31, 2008, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2008 and 2007 and for the period from May 3, 2006 (date of inception) to December 31, 2008, and through the date of the termination of Peterson Sullivan LLP there have been no disagreements with Peterson Sullivan LLP (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Peterson Sullivan LLP, would have caused them to make reference thereto in their report on financial statements for such years.

During the years ended December 31, 2008 and 2007 and for the period from May 3, 2006 (date of inception) to December 31, 2008, and through the date of the dismissal of Peterson Sullivan LLP, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Peterson Sullivan LLP with a copy of this Current Report on Form 8-K, and requested that Peterson Sullivan LLP furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether Peterson Sullivan LLP agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  The Registrant has received the requested letter from Peterson Sullivan LLP, and a copy of Peterson Sullivan LLP’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm.

On October 12, 2009, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged GBH CPAs, PC as its independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ending December 31, 2009 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ended September 30, 2009.

During the two fiscal years ended December 31, 2008, and through the date of the engagement of GBH CPAs, PC, neither the Registrant nor anyone on its behalf has consulted with GBH CPAs, PC, regarding either:

·

The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that GBH CPAs, PC, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

·	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

SECTION 5.  Corporate Governance and Management

None

SECTION 6. [Reserved]

None

SECTION 7.  Regulation FD

SECTION 8.  Other Events

 None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 The following exhibits are furnished as part of this report:

Number           Description

16.1

Letter of Peterson Sullivan LLP, dated October 12, 2009, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duke Mountain Resources, Inc.

/s/ David Gamache

David Gamache

President, CEO & CFO

Date: October 13, 2009

EXHIBIT INDEX

 Number

Description

16.1	Letter of Peterson Sullivan LLP, dated October 12, 2009, regarding change in independent registered public accounting firm.

EXHIBIT 16.1

October 12, 2009

Securities and Exchange Commission

100 F Street NE

Washington, DC  20549

Dear Sirs and Madams:

We have read Item 4.01(a) of the Current Report on Form 8-K, dated October 12, 2009, of Duke Mountain Resources, Inc. and we agree with the statements made with respect to information provided regarding Peterson Sullivan LLP.

Regards,

/S/ PETERSON SULLIVAN LLP